MARKETABLE SECURITIES	12 Months Ended
Dec. 31, 2025
Marketable Securities1 [Abstract]
MARKETABLE SECURITIES

9.	MARKETABLE SECURITIES

Marketable securities held by the Company are listed equity securities. In the year ended December 31, 2025, the Company received dividends of $1.8 million (2024: $3.5 million, 2023: $36.9 million) from its investments in marketable securities.

Movements in marketable securities for the years ended December 31, 2025, 2024 and 2023 are as follows:

(in thousands of $)	2025	2024	2023
Balance at the beginning of the year	4,027	7,432	236,281
Proceeds from sale of marketable securities	(360)	—	(251,839)
(Loss) gain on marketable securities sold during the year	(1,433)	—	18,994
Unrealized gain (loss) on marketable securities held at the end of the year	(167)	(3,405)	3,996
Balance at the end of the year	2,067	4,027	7,432

CMB.TECH

As of December 31, 2022, the Company held 13,664,613 shares in CMB.TECH.
On October 9, 2023, Frontline and Famatown Finance Limited, a company related to Hemen Holding Limited ("Hemen") agreed to sell all their shares in CMB.TECH (57,479,744 shares, representing in aggregate 26.12% of CMB.TECH’s issued shares) to Compagnie Maritime Belge NV ("CMB") at a price of $18.43 per share (the “Share Sale”).

In November 2023, all conditions precedent to the Share Sale, including approval of the inter-conditionality of the Share Sale by the CMB.TECH shareholders and receipt of anti-trust approvals, were fulfilled. The Share Sale closed in November 2023 at which time Frontline sold its 13,664,613 shares in CMB.TECH to CMB for $251.8 million.

In the year ended December 31, 2023, the Company recognized a gain on marketable securities in relation to the CMB.TECH shares of $19.0 million.